EX-99.P

                                POWER OF ATTORNEY


              Marco E. Adelfio, whose signature appears below, does hereby constitute and appoint Richard H. Blank, Jr., his true and lawful agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said agent, may deem necessary or advisable or which may be required to enable Nations Funds Trust (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933 (the "1933 Act"), and any other applicable federal securities laws, or rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Trust's Registration Statement on Form N-14 pursuant to the 1933 Act, and any and all amendments thereto, and to determine the states in which appropriate filings should be made and to take any and all necessary and appropriate actions to make any and all such filings, and any and all amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of the Trust, such Registration Statement and filings, any and all exemptive applications under the 1933 Act, and any and all amendments and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said agent shall do or cause to be done by virtue hereof.

Dated:  October 25, 1999


                                                         /s/ Marco E. Adelfio
                                                         ---------------------
                                                           Marco E. Adelfio

                                                                         EX-99.P

                                POWER OF ATTORNEY


              Steven G. Cravath, whose signature appears below, does hereby constitute and appoint Richard H. Blank, Jr., his true and lawful agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said agent, may deem necessary or advisable or which may be required to enable Nations Funds Trust (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933 (the "1933 Act"), and any other applicable federal securities laws, or rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Trust's Registration Statement on Form N-14 pursuant to the 1933 Act, and any and all amendments thereto, and to determine the states in which appropriate filings should be made and to take any and all necessary and appropriate actions to make any and all such filings, and any and all amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of the Trust, such Registration Statement and filings, any and all exemptive applications under the 1933 Act, and any and all amendments and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said agent shall do or cause to be done by virtue hereof.

Dated:  October 25, 1999


                                                         /s/ Steven G. Cravath
                                                         ---------------------
                                                           Steven G. Cravath

                                                                         EX-99.P

                                POWER OF ATTORNEY


              Barry I. Pershkow, whose signature appears below, does hereby constitute and appoint Richard H. Blank, Jr., his true and lawful agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said agent, may deem necessary or advisable or which may be required to enable Nations Funds Trust (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933 (the "1933 Act"), and any other applicable federal securities laws, or rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Trust's Registration Statement on Form N-14 pursuant to the 1933 Act, and any and all amendments thereto, and to determine the states in which appropriate filings should be made and to take any and all necessary and appropriate actions to make any and all such filings, and any and all amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of the Trust, such Registration Statement and filings, any and all exemptive applications under the 1933 Act, and any and all amendments and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said agent shall do or cause to be done by virtue hereof.

Dated:  October 25, 1999


                                                         /s/ Barry I. Pershkow
                                                         ---------------------
                                                           Barry I. Pershkow